Exhibit 10-2

PRB GAS TRANSPORTATION, INC.

(A Nevada Corporation)

AMENDED AND RESTATED WARRANT CERTIFICATE

WARRANT NUMBER A -

NUMBER OF WARRANTS: ________

CLASS “A” WARRANT CERTIFICATE FOR THE PURCHASE OF SHARES

OF THE $.001 PAR VALUE COMMON STOCK OF

PRB GAS TRANSPORTATION, INC.

THE ISSUE OF THESE WARRANTS HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER OF THESE WARRANTS IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

FOR VALUE RECEIVED, PRB Gas Transportation, Inc. (the “Company”), a Nevada corporation, hereby certifies that __________, the registered holder hereof, or registered assigns, (the “Holder”) subject to the terms and conditions hereinafter set forth and at any time during the period beginning one year from the date of issuance, or June 30, 2005, and ending 24 months following the date a Registration Statement for the shares of common stock underlying the warrant is deemed effective, and is entitled to:

1.

Purchase shares of the Common Stock of the Company for each of the within Warrants exercised at a price of $5.50 per share of such Common Stock (the “Warrant Price”) as follows:

1.1

Cashless Exercise.

The Holder may effect a cashless exercise of the Warrants by delivering the Warrant Certificate to the Company together with a Subscription in the form of Exhibit B attached thereto, duly executed by such Holder.  Upon such cashless exercise, the number of Shares to be purchased by each Holder shall be determined by dividing: (i) the number obtained by multiplying the number of Shares that are the subject of each Holder's Warrant Certificate by the amount, if any, by which the then Market Value (as hereinafter defined) exceeds the Purchase Price; by (ii) the then per share Market Value.  In no event shall the Company be obligated to issue any fractional securities and, at the time it causes a certificate or certificates to be issued, it shall pay the Holder in lieu of any fractional securities or shares to which such Holder would otherwise be entitled, by the Company check, in an amount equal to such fraction multiplied by the Market Value.  The "Market Value" shall be determined on a per Share basis as of the close of the business day preceding the date of exercise, which determination shall be made as follows:  (a) if the Common Stock is listed for trading on a national or regional stock exchange or is included on the NASDAQ National Market or SmallCap Market, the average closing sale price quoted on such exchange or the NASDAQ National Market or SmallCap Market which is published in The Wall Street Journal for the 10 trading days immediately preceding the date of exercise, or if no trade of the Common Stock shall have been reported during such period, the last sale price so quoted for the next day prior thereto on which a trade in the Common Stock was so reported; or (b) if the Common Stock is not so listed, admitted to trading or included, the average of the closing highest reported bid and lowest reported ask price as quoted on the National Association of Securities Dealer's OTC Bulletin Board or in the "Pink Sheets" published by the National Daily Quotation Bureau for the first day immediately preceding the date of exercise on which the Common Stock is traded.

1.2

Partial Exercise.  The Warrants may also be exercised from time to time in part by surrendering the Warrant Certificate in the manner specified in Section 1.1 hereof, except that with respect to a cash exercise, the Purchase Price payable shall be equal to the number of Shares being purchased hereunder multiplied by the per Share Purchase Price, subject to any adjustments provided for in this Agreement.  Upon any such partial exercise, the Company, at its expense, will forthwith issue to the Holder a new Warrant Certificate or Warrants of like tenor calling in the aggregate for the number of securities (as constituted as of the date hereof) for which the Warrant Certificate shall not have been exercised, issued in the name of the Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct.

2.

Upon exercise of these Warrants, the registered Holder hereof shall surrender to the stock transfer agent of the Company this Warrant Certificate together with the form of subscription attached hereto.

3.

In the exercise of the Warrants no fractional shares the Common Stock of the Company shall be issued.

4.

The Company covenants and agrees that shares of Common Stock which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges with respect to the purchase thereof hereunder.  This Warrant shall not be exercised by Holder in any state where such exercise would be unlawful such as a state in which the Company’s Common Stock is not registered or qualified as the case requires.

5.

The Company agrees at all times to reserve or hold available a sufficient number of shares of its Common Stock to cover the number of shares issuable upon the exercise of this and all other Warrants of like tenor then outstanding.

6.

This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein set forth, and no dividend shall be payable to accrue in respect to this Warrant or the interest represented hereby, or the shares which may be acquired hereunder, until or unless, and except to the extent that this Warrant shall be exercised and the Common Stock which may be acquired upon exercise thereof shall become deliverable.

7.

This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new Warrants of like tenor and date representing in the aggregate the right to acquire the number of shares which may be acquired hereunder, each of such new Warrants to represent the right to acquire such number of shares as may be designated by the registered Holder at the time of such surrender.

8.

The Company may deem and treat the Holder at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

9.

The number of shares of Common Stock which may be acquired upon exercise of these Warrants and the Warrant Price shall be subject to adjustment from time to time as follows:

a.

If the Company shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock which may be acquired upon exercise of this Warrant immediately prior to such subdivision shall be proportionately increased in each instance, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof the number of shares of Common Stock which may be acquired upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased in each instance.

b.

If the Company shall distribute to all of the holders of its shares of Common Stock any security (except as provided in the preceding paragraph) or other assets (other than a distribution made as a dividend payable out of earnings or out of any earned surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company), the Board of Directors shall be required to make such equitable adjustment in the Warrant Price in effect immediately prior to the record date of such distribution as may be necessary to preserve to the Holder of this Warrant rights substantially proportionate to those enjoyed hereunder by such Holder immediately prior to the happening of such distribution.  Any such adjustment shall become effective as of the day following the record date for such distribution.

c.

Whenever the number of shares of Common Stock which may be acquired upon the exercise of this Warrant is required to be adjusted as provided herein, the Warrant Price shall be adjusted (to the nearest cent) in each instance by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock which may be acquired hereunder upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock which may be acquired hereunder immediately thereafter.

d.

In case of any reclassification of the outstanding shares of Common Stock, other than a change covered by paragraph (9a) above or which solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other that a consolidation merger in which the Company is the continuing corporation and which does not result in any reclassification or capital reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expirations of the respective rights of exercise of the Warrant) to receive upon the exercise thereof using the same aggregate Warrant Price applicable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, or upon the dissolution following any sale or other transfer, which a holder of the number of shares of Common Stock of the Company would obtain upon exercise of the Warrants immediately prior to such event; and if any classification also results in a change in shares of Common Stock covered by paragraph (9a) above, then such adjustment shall be made pursuant to both paragraph (9a) above and this paragraph (9d).  The provisions of this paragraph (9d) shall similarly apply to successive reclassifications, or capital reorganizations, mergers or consolidations, sales or other transfers.

e.

In case of the dissolution, liquidation or winding-up of the Company, all rights under any of the Warrants not theretofore exercised nor expired by their terms shall terminate on a date fixed by the Company, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding-up and not later than thirty (30) days after such commencement date.  Notice of the termination of purchase rights shall be given to the registered Holder of this Warrant as the same shall appear on the books of the Company, by certified or registered mail at least thirty (30) days prior to such termination date.

f.

 In case the Company shall, at any time prior to the Expiration Date of the Warrants, and prior to the exercise thereof, offer to the holders of its Common Stock any right to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the registered Holder of this Warrant not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date fixed for the determination of stockholders entitled to such subscription rights.  Such notice shall specify the date as to which the books shall be closed or record date be fixed with respect to such offer or subscription, and the right of the registered Holders hereof to participate in such offer or subscription shall terminate if this Warrant shall not be exercised nor converted on before the date of such closing of the books or such record date.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer this 30th day of June 2004

PRB Gas Transportation, Inc.,

a Nevada corporation

By ______________________________________

President

ATTEST:

__________________________

Secretary

PRB GAS TRANSPORTATION, INC.

WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

NO. A-__________ Warrants

This Warrant Certificate certifies that, or registered assigns, is the registered holder of  Warrants of PRB Gas Transportation, Inc. (the "Company").  Each Warrant permits the Holder hereof to purchase initially, at any time beginning one year from the date of issuance, or June 30, 2005 ("Purchase Date"), and ending 24 months following the date a Registration Statement for the shares of common stock underlying the warrant is deemed effective ("Expiration Time"), one (1) share of the Company's Common Stock at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $5.50 per share.

Any exercise of Warrants shall be effected by surrender of this Warrant Certificate No Warrant may be exercised after the Expiration Time, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted.  In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

Upon due presentment for registration or transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

Dated as of September 30, 2004

PRB Gas Transportation, Inc.

By:

Name:____________________________________

Title:_____________________________________

8935\1\834266.1

EXHIBIT A

FORM OF SUBSCRIPTION (CASH EXERCISE)

(To be signed only upon exercise of Warrant)

TO: PRB Gas Transportation, Inc.

The undersigned, the Holder of Warrant Certificate number __________ (the "Warrant"), representing _____________ Warrants of PRB Gas Transportation, Inc. (the "Company"), which Warrant Certificate is being delivered herewith, hereby irrevocably elects to exercise the purchase right provided by the Warrant Certificate for, and to purchase thereunder, ___________ Shares of the Company, and herewith makes payment of $___________ therefore, and requests that the certificates for such securities be issued in the name of, and delivered to, _______________________, whose address is __________________________________, all in accordance with the Warrant Agreement and the Warrant Certificate.

Dated:

 (Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate)

Address

Social Security Number or Tax Identification Number

EXHIBIT B

FORM OF SUBSCRIPTION (CASHLESS EXERCISE)

TO:

PRB Gas Transportation, Inc.

The undersigned, the Holder of Warrant Certificate number ___________ (the "Warrant"), representing _________ Warrants of PRB Gas Transportation, Inc. (the "Company"), which Warrant is being delivered herewith, hereby irrevocably elects the cashless exercise of the purchase right provided by the Warrant Agreement and the Warrant Certificate for, and to purchase thereunder, Shares of the Company in accordance with the formula provided at Section 1.1(b) of the Warrant Agreement.  The undersigned requests that the certificates for such Shares be issued in the name of, and delivered to, ____________________, whose address is ____________________________________, all in accordance with the Warrant Certificate.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate)

Address

Social Security Number or Tax Identification Number

FORM OF ASSIGNMENT

(To be exercised by the registered holder if such Holder desires to transfer the Warrant Certificate)

FOR VALUE RECEIVED ________________________________________________ hereby sells, assigns and transfers unto:

Print Name of Transferee

Address

City State Zip Code

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate)

Social Security Number or Other Identifying Number of Assignee

SUBSCRIPTION FORM

(To be executed by the Registered Holder to exercise the rights to purchase Common Stock evidenced by the within Warrant)

The undersigned Registered Holder hereby irrevocably subscribes for ________________ shares of the Common Stock of _____________, Inc., pursuant and in accordance with the terms and conditions of the Warrant Certificate attached hereto and hereby makes payment of $_____________therefore, and requests that certificate(s) for such shares be issued in the name of the undersigned and be delivered to the address stated below, and if such number of shares not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be delivered to the undersigned at the address stated below.

Date: ____________                                               Signed ______________________________

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY.  THE SIGNATURE TO THE ABOVE SUBSCRIPTION FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WARRANT.  IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.